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                                  EXHIBIT 10.41
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No. W-007                                                        October 1, 1996


THE SECURITIES REPRESENTED BY THIS WARRANT AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

               WARRANT TO PURCHASE 2,935.88 SHARES OF COMMON STOCK

         1. Grant of Warrant.

            (a) Crown NorthCorp, Inc. (the "Company"), a Delaware corporation, hereby agrees that ______________________ (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time, during the period commencing on the date hereof and expiring at 5:00 p.m. Columbus, Ohio time, on the third anniversary of the date of this Warrant (the "Expiration Date"), up to ________ fully paid and non-assessable shares of Common Stock at a price of $0.75 per share (the "Exercise Price").

            (b) The term "Common Stock" means the Common Stock, $.01 par value per share, of the Company as constituted on the date hereof, together with any other equity securities that may be issued by the Company in substitution therefor. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Company" means and includes the corporation named above as well as (i) any successor corporation resulting from the merger or consolidation of such corporation with another corporation, or (ii) any corporation to which such corporation has transferred its property or assets as an entirety or substantially as an entirety.

         2. Exercise of Warrant. Subject to the limitations set forth in Section 5 hereof, this Warrant may be exercised in whole or in part at any time or from time to time during the period commencing on the date hereof and expiring 5:00 p.m. Columbus, Ohio time, on the Expiration Date or, if such day is a day on which banking institutions in Ohio are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         3. Reservation of Shares. The Company will at all times reserve for issuance and delivery all shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the applicable Exercise Price multiplied by such fraction in lieu of each fraction of a shares otherwise called for upon any exercise of this Warrant.

         4. Adjustments.

            (a) Capital Adjustments. The number of shares of Warrant Stock and the Exercise Price shall be deemed automatically adjusted equitably and proportionately to reflect any stock dividend, stock split, reverse stock dividend or reverse stock split, or any recapitalization of the Company.
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            (b) Business Combinations. If the Company is a party to a merger, sale of all or substantially all of its assets, share exchange or other similar business combination transaction, this Warrant shall pertain and apply to the securities and/or other property to which the holder of the number of shares of stock of the Company covered by this Warrant would have been entitled had this Warrant then been exercised in whole.

            (c) Notice to Warrant Holder of Adjustment. Whenever the number of shares of Warrant Stock or the Exercise Price is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 4 a notice (i) stating that an event giving rise to an adjustment hereunder has occurred, (ii) setting forth the adjusted number of shares of Warrant Stock and the adjusted Exercise Price and (iii) showing in reasonable detail the computations and the facts upon which such adjustments are based.

         5. Restrictions on Exercise Imposed by Federal and State Securities Laws. The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered or qualified under the 1933 Act or under the securities laws of any state. The Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may be subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. The Holder agrees that the issuance of such securities may be deferred until the issuance or sale of such securities shall be lawful in all respects. The restrictions imposed by this
Section 5 upon the exercise of this Warrant shall cease and terminate as to any particular shares of Warrant Stock (i) when such securities shall have been effectively registered and qualified under the 1933 Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such securities, or (ii) when, in the opinion of counsel for the Company, such restrictions are no longer required in order to insure compliance with the 1933 Act and all applicable state securities laws.

         6. Legends. Unless (i) the shares of Warrant Stock have been registered under the 1933 Act, or (ii) in the opinion of counsel for the Company such legend is no longer required in order to ensure compliance with the 1933 Act and all applicable state securities laws, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing such shares shall bear on the face thereof substantially the following legend:

            The securities represented by this certificate have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act, and under any applicable state securities laws. These securities may not be sold, pledged, transferred or assigned, except in a transaction which is exempt under provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of any such securities.

         7. Notices of Record Date, Etc. In case:

            (a) the Company shall establish a record date for the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or to receive any other right;

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, any share exchange for shares of capital stock of another corporation or any conveyance of all or substantially all of the assets of the Company to another corporation;

            (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company; or


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            (d) the Company shall enter into a letter of intent or agreement with respect to a transaction by which all of the outstanding shares of Common Stock of the Company are to be acquired by a third party;

then the Company shall mail or cause to be mailed to each Holder at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, and stating the amount and character of such dividend, distribution or rights,
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property deliverable upon the completion of such transaction, or (iii) the closing of the acquisition by a third party of all of the outstanding shares of Common Stock. Such notice shall be mailed as soon as practicable after the occurrence or likelihood of such event is publicly disclosed.

         8. Transfer and Assignment.

            (a) Except as set forth in Section 8(b), neither this Warrant nor any rights hereunder may be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise). This Warrant shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant contrary to the provisions of this Agreement shall be null and void and without legal effect.

            (b) The Holder may assign or transfer this Warrant; provided, however, that prior to such assignment or transfer the Holder provides to the Company evidence satisfactory to the Company that the proposed transfer will be effected in compliance with all applicable laws, including without limitation federal and state securities laws.

         9. Notices. All notices required hereunder must be in writing and shall be deemed given when telefaxed, delivered personally or within three days after mailing when mailed by certified or registered mail, return receipt requested, if to the Company, at 1251 Dublin Road, Columbus, Ohio 43215, and if to the Holder, at the address for the registered Holder as it appears on the books of the Company, or at such other address of which the Company or Holder has been advised by notice hereunder.

         10. Rights as a Shareholder. The Holder shall have no rights as a shareholder with respect to any shares covered by this Warrant until the date of issuance of such shares.

         11. Lost or Destroyed Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

         12. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, as of the day and year first above written.


                                         CROWN NORTHCORP, INC.


                                         By:
                                             -----------------------------------
                                         Print Name:
                                                     ---------------------------
                                         Title:
                                                --------------------------------




[CORPORATE SEAL]

Attest:
        -----------------------------------
Print Name:
            -------------------------------
Title:
       ------------------------------------


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                              WARRANT EXERCISE FORM

         The undersigned hereby irrevocably elects to exercise the within
Warrant to the extent of purchasing            shares of Common Stock of Crown
NorthCorp, Inc., a Delaware corporation, and hereby makes payment of
$             in payment therefor.


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Signature, if jointly held
Date:
      -----------------------


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                       INSTRUCTIONS FOR ISSUANCE OF STOCK

(if other than to the registered holder of the within Warrant)


Name
     ---------------------------------------------------------------------------
         (Please typewrite or print in block letters)


Address
        ------------------------------------------------------------------------


Social Security or Taxpayer Identification Number
                                                  ------------------------------


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                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED,                           hereby sells, assigns and
                Name (please typewrite or print in block letters)
transfers unto the right to purchase Common Stock of Crown NorthCorp, Inc., a Delaware corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and
appoint                              , Attorney, to transfer the same on the
books of the Company with full power of substitution in the premises.

Dated:
       ---------------------

                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Signature, if jointly held